UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) June 16, 2010

American River Bankshares
(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

3100 Zinfandel Drive, Suite 450, Rancho Cordova, California		95670
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) On June 16, 2010, the Board of Directors of the registrant, American River Bankshares, approved a salary increase for its Chief Operating Officer, Kevin B. Bender, to $155,324, effective, and retroactive to, January 1, 2010. On October 29, 2009, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing the promotion of Mr. Bender to Chief Operating Officer. Mr. Bender has been and is currently a named executive officer of the Company.

Item 9.01. Financial Statements and Exhibits

(a)      Financial Statements
   Not Applicable.

(b)      Pro Forma Financial Information
   Not Applicable.

(c)      Shell Company Transactions
   Not Applicable.

(d)      Exhibits
   Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
June 18, 2010	Mitchell A. Derenzo, Chief Financial Officer

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